UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported): October 21, 2003 (October 20, 2003)

KYZEN CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Tennessee

(State or Other Jurisdiction of Incorporation)

000-26434	87-0475115

(Commission File Number)	(IRS Employer Identification Number)

430 Harding Industrial Blvd., Nashville, TN	37211

(Address of Principal Executive Offices)	(Zip Code)

(615) 831-0888

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed from Last Report)

(c) The following exhibits are filed herewith:

SIGNATURES
EXHIBIT INDEX
EX-99.1 TENNESSEAN ARTICLE

Exhibit Number	Description

99.1	The Tennessean article dated 10/20/2003

Item 9. Regulation FD Disclosure

A copy of an article about the Company from the October 20, 2003 edition of The Tennessean is attached.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KYZEN CORPORATION

Date: October 21, 2003	By:	/s/ Kyle J. Doyel Kyle J. Doyel Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	The Tennessean article dated 10/20/2003

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